UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 13, 2010

FIRST BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Missouri	000-22842	43-1654695
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

142 East First Street, Mountain Grove, Missouri	65711
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (417) 926-5151

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On October 13, 2010, First Bancshares, Inc. issued a news release announcing earnings for the fourth quarter and for its fiscal year ended June 30, 2010.  A copy of the earnings release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits

(d)           Exhibits

The following exhibit is being furnished herewith and this list shall constitute the exhibit index:

99.1           Press Release of First Bancshares, Inc. October 13, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST BANCSHARES, INC.

Date: October 13, 2010	/s/ Ronald J. Walters
Ronald J. Walters
Senior Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)